SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): October 25, 2002
                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
              Exact name of registrant as specified in its charter)

            Delaware                 333-86786              41-1955181
  (State or Other Jurisdiction      (Commission          (I.R.S. Employer
       of Incorporation)            File Number)       Identification No.)

        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 857-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 5

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.  Other Events.

Filing of Certain Materials

        The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "Experts" in the Prospectus Supplement relating to the Home Equity Loan-Backed Term Notes, Series 2002-HE4, is attached hereto as
Exhibit 23.1

        The audited financial statements of FGIC as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001 are attached hereto as Exhibit 99.2. The unaudited financial statements of FGIC as of June 30, 2002 and for the three and six month periods ended June 30, 2002 and June 30, 2001 are attached hereto as Exhibit 99.3.

Item 7.  Financial Statements, Pro Forma Financial

        Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1 Consent of KPMG LLP

        99.1 Audited financial statements of FGIC as of December 31, 2001 and 2000 and for each of the years in the three-year period ended December 31, 2001.

        99.2 Unaudited financial statements of FGIC as of June 30, 2002 and for the three and six month periods ended June 30, 2002 and 2001.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.


                                            By:     /s/ Patricia C. Taylor
                                                    Patricia C. Taylor
                                                    Vice President

Dated:  October 25, 2002

                                  Exhibit Index



Exhibit

23.1              Consent of KPMG LLP

99.1 Audited financial statements of FGIC as of December 31, 2001 and 2000 and for each of the years in the three-year period ended December 31, 2001.

99.2 Unaudited financial statements of FGIC as of June 30, 2002 and for the three and six month periods ended June 30, 2002 and 2001.